Third Quarter 2006

Financial and Operating Results

For the period ended September 30, 2006

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in this press release relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,”
“estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,”
“target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:
(i) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries and the impact of prior rating downgrades on our business; (ii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iv) mortality, morbidity, usage of health care services, persistency and other factors which may affect the profitability of our insurance products; (v) our ability to achieve anticipated expense reductions and levels of operational efficiencies; (vi) the adverse impact of our Predecessor’s bankruptcy proceedings on our business operations, and relationships with our customers, employees, regulators, distributors and agents; (vii) performance of our investments; (viii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (ix) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (x) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; (xi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted
Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss)
per diluted share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

A disappointing quarter, with poor experience in the Runoff LTC book of business dragging down results

Earnings from Bankers Life were strong, with steady growth in sales at both Bankers Life and Colonial Penn

Earnings from Conseco Insurance Group (CIG) were down, while new business volumes showed spectacular growth

Financial Highlights

CNO

■

Q3 2005
$80.0
Q4 2005
$89.7
Q1 2006
$85.8
Q2 2006
$89.1
Q3 2006
$91.6

■

■

Business Highlights

CNO

New business volumes*
(NAP – in millions)

A.M. Best ratings confirmed, long-term targets for metrics for an upgrade laid out

New talent joining the firm – new health actuaries, claims and LTC specialists

*New business volumes are measured by new annualized premium, which includes 6% of annuity premiums,
10% of single-premium whole life deposits and 100% of all other premiums.

$87.1
$289.5
$595.4
$80.4
$406.6
$669.5
Q3 2005
Q3 2006

Collected Premium Growth

CNO

($ millions)

$972.0

$1,156.5

CIG

Bankers

Run-Off

Growth in all of our core
businesses

Consolidated premiums up
$185 million, or 19% from
Q3 2005

Q3 2005
$0.44
Q4 2005
$0.44
Q1 2006
$0.36
Q2 2006
($0.21)
Q3 2006
$0.35

Q3 2005
$0.44
Q4 2005
$0.44
Q1 2006
$0.36
Q2 2006
$0.45
Q3 2006
$0.35

Operating EPS (Diluted)

CNO

Operating EPS, Before Q2 2006 Charge**

**Operating earnings per share, before Q2 2006
charge related to the tentative litigation settlement.
See Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net realized
investment gains (losses). See Appendix for
corresponding GAAP measure.

Q3 2005
9.6%
Q4 2005
9.2%
Q1 2006
8.2%
Q2 2006
4.7%
Q3 2006
3.8%

Q3 2005
11.6%
Q4 2005
11.5%
Q1 2006
10.6%
Q2 2006
10.2%
Q3 2006
9.2%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (excl. Q2 2006 charge and
NOLs)**, Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss).  See Appendix for corresponding GAAP
measure.

**Operating return before Q2 2006 charge
related to the tentative litigation settlement.
Equity also excludes the value of net operating
loss carryforwards.  See Appendix for
corresponding GAAP measure.

Q3 Earnings

CNO

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense and the effects of the 2005 issuance of convertible debentures and the amendment of our credit facility; and (2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q3 2005

Q3 2006

Bankers Life

$60.4

$73.0

Conseco Insurance Group

67.1

58.5

Other Business in Run-Off

16.4

(13.0)

Corporate operations, excluding interest expense

(1.1)

(8.1)

    Total EBIT*

142.8

110.4

Corporate interest expense and loss on extinguishment of debt

(15.8)

(12.5)

    Income before net realized investment gains (losses) and taxes

127.0

97.9

Tax expense

45.4

35.6

    Net income before net realized gains (losses)

81.6

62.3

Preferred stock dividends

9.5

9.5

    Net operating income

72.1

52.8

Net realized investment gains (losses), net of related amortization and taxes

(3.7)

(13.9)

    Net income applicable to common stock

$68.4

$38.9

Q3 2005
$20.46
Q4 2005
$24.26
Q1 2006
$24.56
Q2 2006
$25.84
Q3 2006
$25.81

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes: (1)
conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Reflects dilution as if our
preferred stock had converted

Slight decrease to $25.81 in Q3
2006 reflects increase in diluted
shares, partially offset by
earnings

Q3 2005
17%
Q4 2005
16%
Q1 2006
15%
Q2 2006
15%
Q3 2006
14%
Q3 2006
(Pro Forma)
17%

CNO

Debt to Total Capital Ratio*

Ratio will increase in Q4 2006
for the refinancing we
completed in October

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.
Q3 2006 Pro Forma reflects the refinancing of our credit facility in October 2006.

▪

▪

Q3 2005
349 %
Q4 2005
358 %
Q1 2006
348 %
Q2 2006
331 %
Q3 2006
323 %
Pro Forma Q3
2006
370 %

Consolidated RBC Ratio*

CNO

RBC ratios remain strong in Q3
2006

Contributions of the proceeds
from October refinancing will
increase ratio in Q4 2006

Q3 2006 is estimated; statutory results have not been finalized.  Pro Forma Q3 2006 is estimated, based on use of proceeds from the debt refinancing completed in October 2006.

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q3 2005
$355.2
Q4 2005
$347.8
Q1 2006
$350.3
Q2 2006
$356.5
Q3 2006
$359.5

Net Investment Income

CNO

($ millions)

Yields have improved in 2006

Q3 2005 yield reflects significant
prepayment income, adding
approximately 23 basis points to
yield

Net investment income from the prepayment of securities:                     $14.0                $5.2                $1.2                $5.3                $0.5

General Account Investment Income,

Excluding Corporate Segment

5.88%

5.87%

5.81%

5.82%

6.03%

Yield:

BB+
and below
5%
BBB-
6%
BBB
12%
BBB+
11%
A
24%
AA
7%
AAA
35%

High-Quality Assets

CNO

Portfolio quality remains high

Less than 5% of portfolio is
below investment grade

Actively Managed Fixed Maturities by Rating at
9/30/06 (Market Value)

Q3 2006

95%

Q2 2006

95%

Q1 2006

95%

Q4 2005

96%

Q3 2005

97%

% of Bonds which are Investment Grade:

Q3 2005
77.3%
Q4 2005
78.0%
Q1 2006
78.4%
Q2 2006
77.2%
Q3 2006
78.2%

Q3 2005
99.5%
Q4 2005
99.5%
Q1 2006
94.8%
Q2 2006
118.0%
Q3 2006
136.0%

Aggregate Health Benefit Ratio*

CNO

Loss ratios in our core
businesses remain stable

Disappointing results in non-
core long-term care run-off block
caused ratios to increase

Aggregate Health Benefit Ratio – By Quarter

Core (BLC & CIG) Business

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Aggregate Health Benefit Ratio – By Quarter

Run-Off Business

Q3 2005
$613.0
Q4 2005
$584.4
Q1 2006
$576.4
Q2 2006
$570.3
Q3 2006
$573.5

Expenses

CNO

($ millions)

Gross Operating Expenses*, Trailing 4 Quarters

*Gross operating expenses before capitalization of cost of policies produced, capitalization of software development costs and other adjustments.  Costs related to the tentative litigation settlement are not included in our gross operating expenses.  This measure is used by the Company to evaluate its progress in reducing gross operating expenses.

▪

Q3 2005
$67.1
Q4 2005
$59.1
Q1 2006
$41.9
Q2 2006
$64.7
Q3 2006
$58.5

Segment Performance

CIG

*Operating earnings exclude net realized gains (losses). Q2 2006 excludes tentative litigation settlement.
See Appendix for corresponding GAAP measure of our consolidated results of operations.

Continued emphasis on building
out distribution to offset the
normal erosion of the large
inforce block

PTOI-Trailing 4 Quarters:                  $258.6             $256.7           $234.2           $232.8         $224.2

Revenues-Quarterly:                             $457.8              $431.4           $438.8           $408.6         $436.0

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                $1,816.2      $1,767.9       $1,772.0      $1,736.6  $1,714.8

($ millions)

Q3 2005
60.9%
Q4 2005
58.6%
Q1 2006
60.3%
Q2 2006
56.9%
Q3 2006
66.8%

Benefit Ratio* –

Medicare Supplement

CIG

Benefit ratios in 2005 and first half
of 2006 benefited from release of
policy benefit reserves related to
increase in policyholder lapses

Persistency improved in Q3 2006;
we expected the benefit ratio to
increase, consistent with our
expectations for lower lapses

Trailing 4 Quarter Avg.:      61.2%            59.4%          60.8%           59.3%           60.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2005
44.5 %
Q4 2005
48.1 %
Q1 2006
45.9 %
Q2 2006
48.2 %
Q3 2006
41.2 %

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Benefit ratio in Q4 2005 and first
half of 2006 reflected higher than
expected incurred claims, driven
primarily by continued incidence
of paid claims with old initial
incurred dates

Paid claims in Q3 2006 returned
to more normalized level

Trailing 4 Quarter Avg.:      43.6%          45.1%            45.4%           46.7%           45.9%

Non-interest adjusted:         75.8%          79.6%             77.5%           79.9%          73.6%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q3 2005
$4.1
Q4 2005
$5.3
Q1 2006
$8.3
Q2 2006
$7.9
Q3 2006
$6.5

Premiums -

Medicare Supplement

CIG

($ millions)

59% increase in first-year
premiums over Q2 2005

NAP for 2006 to date well ahead
of last year

First-Year Prems.-Tr. 4 Qtrs:     $14.1             $15.8              $21.0              $25.6              $28.0

Total Premiums-Quarterly:          $68.5              $68.4              $65.9            $61.9              $54.6

Medicare Supplement  – First-Year Premiums

Q3 2005
$7.2
Q4 2005
$7.4
Q1 2006
$7.2
Q2 2006
$7.0
Q3 2006
$6.8

Premiums –

Specified Disease

CIG

($ millions)

Successful recruiting results at
PMA (wholly owned distribution
subsidiary)

First-Year Prems.-Tr. 4 Qtrs:         $31.1            $30.6             $29.7                $28.8            $28.4

Total Premiums-Quarterly:             $88.5             $88.5              $91.4               $88.8            $88.1

Specified Disease  – First-Year Premiums

Q3 2005
$1.7
Q4 2005
$1.6
Q1 2006
$1.7
Q2 2006
$1.7
Q3 2006
$1.7

Premiums –

Life Insurance

CIG

($ millions)

Line being revitalized

New channel leader hired in May

Three field VPs added

YTD improvements in:

IMO appointments (267%)

Submitted apps (6%)

Submitted premium (7%)

NAP (11%)

First-Year Prems.-Tr. 4 Qtrs:         $10.1                $8.2                $7.1                   $6.7                 $6.7

Total Premiums-Quarterly:             $86.0               $76.3            $84.1               $78.3              $78.3

Life – First-Year Premiums

Q3 2005
$39.3
Q4 2005
$60.7
Q1 2006
$31.6
Q2 2006
$87.0
Q3 2006
$178.8

Premiums –

Annuity

CIG

($ millions)

Continued rapid growth

Traditional IMO channel strong

Significant contribution from Legacy
Marketing Group relationship

Actuarial Development Services
partnership launches first product

First-Year Prems.-Tr. 4 Qtrs:         $94.2            $141.9         $153.3            $218.6          $358.1

Total Premiums-Quarterly:             $43.3               $65.0            $36.2               $92.4            $182.8

Annuity – First-Year Premiums

Segment Summary

CIG

Continued focus on:

Hiring the right people

Working with distribution to develop the right products

Building out Worksite

Improving our execution

Q3 2005
$60.4
Q4 2005
$66.8
Q1 2006
$62.3
Q2 2006
$70.2
Q3 2006
$73.0

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q3 2005-Q3 2006 earnings
improvement driven by:

Improving Medicare Supplement
benefit ratio

Higher investment income

Lower operating expenses

PTOI-Trailing 4 Quarters:              $250.6            $254.4            $257.9          $259.7          $272.3

Revenues-Quarterly:                         $512.8             $515.4            $544.1           $543.9          $564.3

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $1,956.5      $1,995.0       $2,065.7       $2,116.2   $2,167.7

($ millions)

Q3 2005
71.8%
Q4 2005
70.2%
Q1 2006
67.8%
Q2 2006
67.4%
Q3 2006
65.7%

Benefit Ratio* –

Medicare Supplement

Bankers

Improving benefit ratio reflects:

Pricing action taken earlier this year

Claim redundancies for 2005 and
prior incurred claims

Improving loss ratio estimate for
2006 incurred claims

Trailing 4 Quarter Avg.:      71.8%            71.6%          70.5%             69.3%         67.8%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2005
65.1%
Q4 2005
67.0%
Q1 2006
66.9%
Q2 2006
66.8%
Q3 2006
68.8%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Interest-adjusted benefit ratio
relatively flat for past several
quarters

Increase in Q3 2006 ratio
reflects:

Higher incurred claims

Trailing 4 Quarter Avg.:      63.9%            65.1%          65.8%           66.4%           67.4%

Non-interest adjusted:         93.9%             96.1%          96.5%           96.2%          98.2%

Segment Summary

Bankers

Improving fundamentals in the business

Lower Medicare Supplement benefit ratio

Strong execution of LTC inforce re-rate actions

First-year collected premium

Q3 2006 - $364 million, up 26% over Q3 2005

YTD 2006 - $1,004 million, up 17% over YTD 2005

Q3 2005
$18.2
Q4 2005
$20.6
Q1 2006
$24.8
Q2 2006
$24.5
Q3 2006
$23.2

Premiums –

Medicare Supplement/PDP

Bankers

($ millions)

Strong sales

First-year premiums up 27% from
Q3 2005

Trailing 4 Qtrs premiums up 30%
from Q3 2005

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $71.7               $74.1             $81.2              $88.1              $93.1

Med. Supp. Total Premiums-Quarterly:                   $159.1           $162.5          $171.2            $159.5          $149.4

Medicare Supplement  – First-Year Premiums

*Excluded from amounts presented above.

$20.8

$32.1

$6.0

--

--

PDP Premiums-Quarterly*:

Q3 2005
$15.9
Q4 2005
$15.3
Q1 2006
$14.2
Q2 2006
$13.1
Q3 2006
$12.0

Premiums –

Long-Term Care

Bankers

($ millions)

Steady decline in premiums over
the past five quarters

New sales are meeting our
pricing objectives

First-Year Prems.-Tr. 4 Qtrs:         $66.8             $65.4               $62.5               $58.5            $54.6

Total Premiums-Quarterly:            $140.8           $141.1           $145.7            $151.5         $145.0

Long-Term Care  – First-Year Premiums

Q3 2005
$22.4
Q4 2005
$22.0
Q1 2006
$20.7
Q2 2006
$23.3
Q3 2006
$24.4

Premiums –

Life Insurance

Bankers

($ millions)

Growth driven by:

Continued focus on new agent
training

Expanded advanced life insurance
training for veteran agents

All product lines up: Universal Life,
Senior Whole Life and Single
Premium Whole Life

First-Year Prems.-Tr. 4 Qtrs:              $61.4               $74.1              $84.2               $88.4            $90.4

Total Premiums-Quarterly:                   $43.0                $42.7              $43.2               $46.6            $47.8

Life – First-Year Premiums

Q3 2005
$226.7
Q4 2005
$263.6
Q1 2006
$232.5
Q2 2006
$237.3
Q3 2006
$277.3

Premiums –

Annuity

Bankers

($ millions)

Growth driven principally by:

Increased sales of equity-indexed
annuities

First-Year Prems.-Tr. 4 Qtrs:            $972.8          $948.3           $960.5           $960.1      $1,010.7

Total Premiums-Quarterly:                 $226.7           $264.1           $233.4           $238.3          $278.2

Annuity – First-Year Premiums

Q3 2005
$5.0
Q4 2005
$5.0
Q1 2006
$5.5
Q2 2006
$5.7
Q3 2006
$5.8

Premiums –

Life Insurance

Colonial Penn

($ millions)

Growth driven by:

Increased but focused ad spend

Expanding breadth of lead sources

Improving direct mail productivity

Improving telemarketing productivity

First-Year Prems.-Tr. 4 Qtrs:         $18.9             $19.4               $20.2               $21.2            $22.0

Total Premiums-Quarterly:             $22.8               $24.4                $23.4              $21.6            $25.4

Life – First-Year Premiums

Q3 2005
50.5%
Q4 2005
49.4%
Q1 2006
45.1%
Q2 2006
64.4%
Q3 2006
83.1%

Interest-Adjusted Benefit Ratio* –

LTC Closed Block

Ratio has risen for the past two
quarters

Persistency exceeded
expectation in Q3

Inventory-adjusted paid claims
exceeded historical average in
Q2 and Q3

Inventory-adjusted paid claims
fell slightly in Q3

Trailing 4 Quarter Avg.:      49.9%            49.2%          48.4%           52.1%           60.1%

Non-interest adjusted:         99.5%             99.5%          94.8%         118.0%      136.0%

Run-Off Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Progress continues on second quarter initiatives

Premium re-rates

Talent and organizational design

Technology

Claims management

Program for Improvement

Run-Off Block

Premium re-rates

357 rate filings are involved, seeking three successive years of rate increase

Expected annualized Net Revenue Enhancement (NRE)
estimated at $35 million from the first round of rate increases

$8 million approved to date (22%); targeting one-third by end of
2006

Program for Improvement

Run-Off Block

Talent and organizational design

Three significant additions to leadership in last quarter

Dick Garner – product management – 20+ years of LTC experience

Brian Wegner – operations management – 7 years of LTC experience

David Vega – claims management – 7 years of LTC experience

Increased specialization through claim adjudication by region

Enhanced training/audit

LTC call center moved to LTC complex – only handles LTC

Program for Improvement

Run-Off Block

Technology

Workflow system on line this month

Improved policy/benefit repository (2007)

Program for Improvement

Run-Off Block

Claims management

Hired LifePlans for claims leakage study

Hired major actuarial firm for claims review and other
improvements

Program for Improvement

Run-Off Block

Summary

Progress is being made, but will take time to be reflected in results

2007 will be transformational year

Segment Summary

Run-Off Block

Observations – First 50 Days

CNO

Distribution – a real strength

Bankers Life – a very solid franchise

CIG – making good inroads with IMOs, making its presence felt

Colonial Penn – great direct marketing platform

Distribution systems not particularly rating-sensitive

CNO Summary

Positive developments:

Good profitability at Bankers

Solid sales at CIG

Poor results in Run-Off LTC

Working aggressively to improve performance

Conseco remains committed to growth

Focused on attractive middle market

Unique sales machine

Questions and Answers

Appendix:
Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Also refer to our latest Form 10-K and Form 10-Q for information concerning non-
GAAP measures.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results for Q2 2006 were affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of operating earnings before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding Q2 2006 charge related to tentative litigation settlement (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Net income (loss) applicable to common stock

68.4

$

67.6

$

55.1

$

(31.8)

$

38.9

$

Net realized investment losses, net of related

amortization and taxes

3.7

2.8

0.7

0.1

13.9

Net operating income (loss) (a non-GAAP

financial measure)

72.1

70.4

55.8

(31.7)

52.8

2Q2006 charge related to the tentative litigation

settlement, net of taxes

-

-

-

100.3

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

72.1

$

70.4

$

55.8

$

68.6

$

52.8

$

Per diluted share:

Net income (loss)

0.42

$

0.42

$

0.35

$

(0.21)

$

0.26

$

Net realized investment losses, net of related

amortization and taxes

0.02

0.02

0.01

-

0.09

Net operating income (loss) (a non-GAAP

financial measure)

0.44

0.44

0.36

(0.21)

0.35

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

-

-

0.66

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

0.44

$

0.44

$

0.36

$

0.45

$

0.35

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Total shareholders' equity

3,954.2

$

4,519.8

$

4,283.3

$

4,296.6

$

4,712.7

$

Less accumulated other comprehensive income (loss)

162.7

71.7

(224.2)

(445.6)

(71.8)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

3,791.5

$

4,448.1

$

4,507.5

$

4,742.2

$

4,784.5

$

Diluted shares outstanding for the period

185,337,142

183,319,806

183,532,954

183,554,073

185,354,251

Book value per diluted share

21.34

$

24.66

$

23.34

$

23.41

$

25.43

$

Less accumulated other comprehensive income (loss)

0.88

0.40

(1.22)

(2.43)

(0.38)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

20.46

$

24.26

$

24.56

$

25.84

$

25.81

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our return for Q2 2006 was affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of return before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  In addition, the Company plans to change the way compensation for its executives is determined in the future.  Operating return measures will be the primary manner of measuring the performance of our business units and will be used as a basis for incentive compensation.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less Q2 2006 charge related to the tentative litigation settlement) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Net income (loss) applicable to common stock

68.4

$

67.6

$

55.1

$

(31.8)

$

38.9

$

Net realized investment (gains) losses, net of related

amortization and taxes

3.7

2.8

0.7

0.1

13.9

Net operating income (loss) (a non-GAAP

financial measure)

72.1

70.4

55.8

(31.7)

52.8

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

-

-

100.3

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

72.1

$

70.4

$

55.8

$

68.6

$

52.8

$

Total shareholders' equity

3,954.2

$

4,519.8

$

4,283.3

$

4,296.6

$

4,712.7

$

Less preferred stock

667.8

667.8

667.8

667.8

667.8

Common shareholders' equity

3,286.4

3,852.0

3,615.5

3,628.8

4,044.9

Less accumulated other comprehensive income (loss)

162.7

71.7

(224.2)

(445.6)

(71.8)

Common shareholder's equity, excluding accumulated other

comprehensive income (loss) (a non-GAAP

financial measure)

3,123.7

3,780.3

3,839.7

4,074.4

4,116.7

Less net operating loss carryforwards

620.8

1,118.3

1,112.1

1,346.6

1,346.7

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

2,502.9

$

2,662.0

$

2,727.6

$

2,727.8

$

2,770.0

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Average common shareholders' equity

3,406.6

3,569.2

3,733.8

3,622.2

3,836.9

Average common shareholder's equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

3,088.5

3,452.0

3,810.0

3,957.1

4,095.6

Average common shareholders' equity, excluding

accumulated other comprehensive income

(loss) and net operating loss carryforwards

(a non-GAAP financial measure)

2,512.5

2,582.5

2,694.8

2,727.7

2,748.9

Return on equity ratios:

Return on common equity

8.0%

7.6%

5.9%

-3.5%

4.1%

Return on common equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

8.9%

7.8%

5.8%

-3.2%

3.8%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on

common equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

9.3%

8.2%

5.9%

6.9%

5.2%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on common

equity, excluding accumulated other

comprehensive income (loss) and

net operating loss carryforwards

(a non-GAAP financial measure)

11.5%

10.9%

8.3%

10.1%

7.7%

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss), is as follows (dollars in millions):

Q3 05

Q4 05

Q1 06

Q2 06

Q3 06

Corporate notes payable

772.7

$

851.5

$

805.3

$

805.5

$

805.6

$

Total shareholders' equity

3,954.2

4,519.8

4,283.3

4,296.6

4,712.7

Total capital

4,726.9

5,371.3

5,088.6

5,102.1

5,518.3

Less accumulated other comprehensive income (loss)

(162.7)

(71.7)

224.2

445.6

71.8

Total capital, excluding accumulated other

comprehensive income (loss)

(a non-GAAP financial measure)

4,564.2

$

5,299.6

$

5,312.8

$

5,547.7

$

5,590.1

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

16%

16%

16%

16%

15%

Corporate debt to total capital, excluding accum-

ulated other comprehensive income (loss)

(a non-GAAP financial measure)

17%

16%

15%

15%

14%